Exhibit 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Jeffrey M. Jagid, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of I.D. Systems, Inc. for the quarter ended March 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of I.D. Systems, Inc.

          I, Ned Mavrommatis, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of I.D. Systems, Inc. for the quarter ended March 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of I.D. Systems, Inc.

By:	/s/ Jeffrey M. Jagid

Jeffrey M. Jagid
Chairman and Chief Executive Officer
(Principal Executive Officer)
Date: May 13, 2011

By:	/s/ Ned Mavrommatis

Ned Mavrommatis
Chief Financial Officer
(Principal Financial Officer)
Date: May 13, 2011

          The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Quarterly Report on Form 10-Q of I.D. Systems, Inc. for the quarter ended March 31, 2011 or as a separate disclosure document.

          A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to I.D. Systems, Inc. and will be retained by I.D. Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.